Digital Assets	12 Months Ended
Mar. 31, 2022
Disclosure Of Intangible Assets Text Block Abstract
Digital assets
9	Digital assets

	2022	2021
	US$	US$
		(Restated)
Digital assets held on exchange institutions	8,438,027	-

The digital assets held on third party exchange institutions are measured at fair value. They represented balance of digital assets attributable to the Company held in shared wallets of the third party exchanges.

The balance is measured at fair value through profit or loss.

Fair value gain of approximately US$122,711 (2021: Nil) from remeasurement of digital assets at March 31, 2022, to the extent it is not offset by remeasurement of digital asset payables to customers at the same date, is presented as part of the “fair value change of proprietary trading digital assets” in the consolidated statements of profit or loss and other comprehensive income.